UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2012

MOJO ORGANICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-148190	26-0884348
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

560 Lexington Ave., 16th Fl.

New York, NY 10022

(Address of principal executive offices, including zip code)

(212) 523-0322

(Registrant’s telephone number, including area code)

Copy to:

Gottbetter & Partners, LLP

488 Madison Ave., 12th Fl.

New York, NY 10022

Attn: Adam S. Gottbetter, Esq.

(Former name or former address, if changed since last report)

MOJO VENTURES, INC.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press releases we issued on February 2, 2012 relating to our appointment of J. Robert LeShufy to our Board.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated February 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mojo Organics, Inc.

Date: February 8, 2012	By:	/s/ Glenn Simpson
	Name:	Glenn Simpson
	Title:	Chief Executive Officer